UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 12, 2011 (May 06, 2011)

TENNESSEE COMMERCE BANCORP, INC.

(Exact name of registrant as specified in its charter)

TENNESSEE	000-51281	62-1815881
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

381 Mallory Station Road, Suite 207, Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (615) 599-2274

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (the “Amendment”) amends and restates the Current Report of Tennessee Commerce Bancorp, Inc. on Form 8-K as filed with the Securities and Exchange Commission on May 06, 2011 (the “Original Filing”) to amend and restate Item 9.01 by providing an updated version of the presentation that was used at the May 09, 2011 investor presentation referenced in the Form 8-K.

Item 7.01.   Regulation FD Disclosure.

On May 09, 2011, Tennessee Commerce Bancorp, Inc. (the “Company”) made an investor presentation at the Gulf South 2011 Bank Conference in New Orleans, Louisiana. The presentation addressed, among other topics, an overview of the Company’s management team and operations as well as provide a summary of the Company’s first quarter financial results.  A copy of the presentation used by the Company at the May 09, 2011 presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.  A prior version of the presentation had been attached as an exhibit in Item 9.01 of the Form 8-K that was filed on May 06, 2011.

Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description of Exhibit
99.1	Presentation by Tennessee Commerce Bancorp, Inc. on May 09, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNESSEE COMMERCE BANCORP, INC.
(Registrant)

Date: May 12, 2011
	By:	/s/ Frank Perez
Frank Perez
Chief Financial Officer (Principal Financial and Accounting Officer)